Summary Prospectus – April 27, 2026, as amended September 30, 2026

JNL International Index Fund

Class I

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at https://www.jackson.com/fund-literature.html. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com. The current Prospectus and SAI, both dated April 27, 2026, as amended, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective. The investment objective of the Fund (“Fund” or “Master Fund”) is to track the performance of the Morningstar® Developed Markets ex-North America Target Market Exposure Index℠ (Net) (“Index”) to provide long-term capital growth by investing in international equity securities.

Expenses. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.20%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.21%
Less Waiver/Reimbursement[1]	0.11%
Total Annual Fund Operating Expenses After Waiver/Reimbursement	0.10%

[1]	JNAM has contractually agreed to waive 0.11% of the management fees of the Fund. The fee waiver will continue for at least one year from the date of the current Prospectus, and continue thereafter unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. The example also assumes that the contractual expense limitation agreement is discontinued after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL International Index Fund Class I
1 year	3 years	5 years	10 years
$10	$56	$107	$257

Portfolio Turnover (% of average value of portfolio). The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2025 - 12/31/2025	15%

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Principal Investment Strategies. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks included in the Index or derivative securities economically related to the Index. The Fund seeks to track the performance and characteristics of the Index, a rules-based, float market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the Developed Markets ex-North America equity markets. As of December 31, 2025, the Index included equities listed in Austria, Australia, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Great Britain, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, Norway, New Zealand, Poland, Portugal, Sweden, Singapore, and the U.S. (non-U.S. entities that are listed in the U.S.).

The Index is reconstituted semiannually and implemented after the close of business on the third Friday of June and December and is effective the following Monday. The Index is rebalanced quarterly and implemented after the close of business on the third Friday of March, June, September, and December and is effective the following Monday.

As of December 31, 2025, the Index had 650 constituents and the full market capitalization range was $463 million to $420 billion. The number of securities is not fixed and can vary from reconstitution to reconstitution.

To implement this strategy, the Fund may invest up to 50% of its net asset value in financial futures, a type of derivative, to obtain exposure to a variety of underlying assets, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund’s objective. In addition, the Fund may use foreign currency forward contracts, a type of derivative, to maintain the approximate currency exposure of the Index. The Fund's use of financial futures and foreign currency forward contracts is intended to assist replicating the investment performance of the Index.

The Fund may also invest in a combination of exchange-traded funds ("ETFs") and cash to maintain correlation to its Index, to assist with Index rebalances, and to meet redemption or purchase requests.

The Fund employs a passive investment approach, called indexing, which attempts to replicate the investment performance of the Index through representative sampling. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing may offer a cost-effective approach to gaining diversified market exposure over the long term. The Fund's holdings are rebalanced on a quarterly basis to reflect changes in the composition of the Index.

Although the Fund is diversified, the Fund may, at times, be invested in a non-diversified manner to the extent the Index is also invested in a non-diversified manner.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

•	Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, including widespread disease and virus epidemics or pandemics, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.
•	Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, sanctions or the threat of new or modified sanctions, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•	Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased or held by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
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•	License termination risk – The Fund may rely on licenses from a third party (licensor) that permit the Fund to use that party’s intellectual property in connection with the Fund’s name and/or investment strategies. The license may be terminated by the licensor, and as a result the Fund may lose its ability to use the licensed name or strategy, or receive important data from the licensor. Accordingly, a license may have a significant effect on the future operation of the Fund, including the need to change the investment strategy.
•	Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.
•	Exchange-traded funds investing risk – An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.
•	Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, public health or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.
•	Forward and futures contract risk – The successful use of forward and futures contracts draws upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
•	Passive investment risk – The Fund is not actively managed. Unlike with an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than actively managed funds that realign their portfolios more frequently based on the real-time market trends.
•	Index investing risk – The Fund’s indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. Should the Fund engage in index sampling, the performance of the securities selected will not provide investment performance tracking that of the Index. Fund performance may not exactly correspond with the performance of the relevant index for a number of reasons, including, but not limited to: the timing of purchases and redemptions of the Fund’s shares, changes in the composition of the index, and the Fund’s expenses. Certain regulatory limitations, such as fund diversification requirements, may limit the ability of the Fund to completely replicate an index. The Fund may at times be invested in a non-diversified manner to the extent that the Index is also invested in a non-diversified manner.
•	Tracking error risk – Tracking error is the divergence of the Fund’s performance from that of the Index. The Fund’s return may not track the return of the Index for a number of reasons. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. However, the Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the 1940 Act, as amended to meet the issuer diversiﬁcation requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, or as a result of local market restrictions, or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its afﬁliates.
•	Asian investment risk – Investing in Asia involves many of the same risks as investing in foreign securities. In addition, since Asia includes both developed and emerging markets, investments by the Fund will be subject to the risks associated with
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investments in such markets. Performance is expected to be closely tied to social, political, and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.

•	Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.
•	European investment risk – Investing in Europe involves many of the same risks as investing in foreign securities. In addition, since Europe includes both developed and emerging markets, investments by the Fund will be subject to the risks associated with investments in such markets. Performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds.
•	Securities lending risk – Securities lending involves the risk of loss or delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails to return the security loaned or becomes insolvent.

Performance. The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index. Performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower . The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class I

Best Quarter (ended 12/31/2022): 18.65%; Worst Quarter (ended 6/30/2022): -13.42%

Average Annual Total Returns as of 12/31/2025
	1 year	Life of Class (April 26, 2021)
JNL International Index Fund (Class I)	32.13%	7.93%
Morningstar Developed Markets ex-North America Target Market Exposure Index (Net) (reflects no deduction for fees, expenses, or taxes)	31.61%	7.97%

Portfolio Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Adviser:
Mellon Investments Corporation (“Mellon”)

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Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
Marlene Walker Smith	April 2021*	Senior Director and Chief Investment Officer, Mellon
David France, CFA	April 2021*	Senior Vice President and Senior Portfolio Manager, Mellon
Todd Frysinger, CFA	April 2021*	Senior Vice President and Senior Portfolio Manager, Mellon
Vlasta Sheremeta, CFA	April 2021*	Senior Vice President and Senior Portfolio Manager, Mellon

* The Fund serves as the Master Fund for the JNL/Mellon International Index Fund (“Feeder Fund”). Marlene Walker Smith, David France, Todd Frysinger, and Vlasta Sheremeta joined the Feeder Fund’s management team in 2020.

Purchase and Redemption of Fund Shares

Shares of the Fund are currently offered to life insurance company separate accounts, as well as a “feeder fund” in a master-feeder arrangement.

All such shares may be purchased or redeemed at net asset value without any sales or redemption charges. These purchases and redemptions are made at the price next determined after such purchases and redemptions of units of the separate accounts or the Feeder Fund.

Separate accounts of Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (“Jackson National NY”) and series of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson National or Jackson National NY that invests directly, or through a fund, in this Fund. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund’s shareholders are separate accounts of Jackson National or Jackson National NY and mutual funds owned directly or indirectly by such separate accounts. Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you. You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.